EXHIBIT 32.2
BABCOCK & WILCOX ENTERPRISES, INC.
Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Jenny L. Apker, Senior Vice President and Chief Financial Officer of Babcock & Wilcox Enterprises, Inc., a Delaware corporation (“B&W”), hereby certify, to my knowledge, that:

(1)	B&W’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of B&W.

Dated: February 25, 2016	/s/ Jenny L. Apker
Jenny L. Apker
Senior Vice President and Chief Financial Officer